UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 11, 2009

CALPINE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12079	77-0212977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Texas Avenue, Suite 1000, Houston, Texas  77002
(Addresses of principal executive offices and zip codes)

Registrant’s telephone number, including area code:  (713) 830-8775

Not applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 8.01 — OTHER EVENTS
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX

ITEM 8.01 — Other Events

On May 11, 2009, Calpine Corporation (the “Company”) announced that its indirect wholly-owned subsidiaries, Calpine Construction Finance Company, L.P. and CCFC Finance Corp., intend to offer $800 million of Senior Secured Notes due 2016 in a private placement.  A copy of the press release is being furnished as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

Exhibit No.	Description

99.1	Calpine Corporation Press Release dated May 11, 2009.*
__________

*	Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION

	By:	/s/ JIM D. DEIDIKER
Jim D. Deidiker
Senior Vice President and
Chief Accounting Officer

Date: May 11, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Calpine Corporation Press Release dated May 11, 2009.*
__________

*	Furnished herewith

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